UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Amerityre Corporation

(Name of Registrant as Specified in Charter)

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AMERITYRE CORPORATION		CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders
	DATE:	November 28, 2018
	TIME:	10:00 a.m. local time
	LOCATION:	1501 Industrial Road, Boulder City, Nevada 89005

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/AMTY and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/AMTY

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy.  To facilitate timely delivery please make the request, as instructed above, before November 14, 2018.

you may enter your voting instructions at https://www.iproxydirect.com/AMTY until 11:59 pm eastern time November 27, 2018.

The purposes of this meeting are as follows:

1.Elect members of a Board of Directors to serve until the 2019 Annual Meeting of Stockholders;

2.To ratify the selection of haynie & company pc as the company’s independent auditor for the company’s fiscal year ending June 30, 2019;

3.To approve an amendment to the Articles of Incorporation to increase the number of common shares authorized;

4.an advisory vote to approve the compensation of the named executive officers;

5.An advisory vote on the frequency of voting on the compensation of the named executive officers; and

6.To transact such other business as may properly come before the annual meeting or any adjournment thereof.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual Meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

The board of directors has fixed the close of business on October 5, 2018 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, par value $.001 per share, they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote ‘for’ all proposals above.

Please note - This is not a Proxy Card - you cannot vote by returning this card

AMERITYRE CORPORATION SHAREHOLDER SERVICES 500 Perimeter Park Drive Suite D Morrisville NC 27560	FIRST-CLASS MAIL US POSTAGE PAID RALEIGH NC PERMIT # 870

Time Sensitive shareholder information enclosed

IMPORTANT SHAREHOLDER INFORMATION

your vote is important